SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


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                            FORM 8-K



                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                        January 29, 2001


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                     THE WALT DISNEY COMPANY
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                            DELAWARE
            (STATE OF JURISDICTION OF INCORPORATION)



        1-11605                                    95-4545390
(COMMISSION FILE NUMBER)                          (IRS EMPLOYER
                                                IDENTIFICATION NO.)


500 South Buena Vista Street, Burbank, California        91521
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


                         (818) 560-1000
                 (REGISTRANT'S TELEPHONE NUMBER)


ITEM 5.   OTHER EVENTS


          On January 29, 2001, the Registrant issued a press release setting forth notice of its decision to convert all outstanding shares of its Disney Internet Group common stock (NYSE: DIG) into shares of Disney common stock (NYSE: DIS) effective March 20, 2001, in accordance with the terms of the Registrant's certificate of incorporation. The release also announced the Registrant's intention to discontinue the go.com Internet portal operated by the Registrant's Walt Disney Internet Group.

A copy of the press release is attached as Exhibit 99 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99 --  Press Release dated January 29, 2001.


                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE WALT DISNEY COMPANY




Date:  January 29, 2001            By:  /s/ David K. Thompson
                                      --------------------------
                                          David K. Thompson
                                        Senior Vice President
                                      Assistant General Counsel